                                                                    EXHIBIT 10.4

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of July 15, 2003 (this "Pledge Agreement"), made by each of the parties set forth on the signature pages hereto as a Pledgor (each individually a "Pledgor" and collectively, the "Pledgors"), in favor of Fleet Capital Corporation ("Fleet"), as administrative agent and collateral agent (in its capacity as administrative agent and collateral agent, together with any successor, "Administrative Agent") for (i) each lender now or hereafter being party to the Loan Agreement (as hereinafter defined) as a Revolving Credit Lender or as a Term Loan B Lender (each such lender, including Fleet as a Revolving Credit Lender, together with any successors, individually a "Lender" and collectively the "Lenders"), (ii) Silver Point Finance LLC, as agent for the Term Loan B Lenders (together with any successor, "Term Loan B Agent"), (iii) Fleet National Bank as issuer from time to time of letters of credit issued pursuant to the Loan Agreement (together with any successor, the "Issuing Bank") and (iv) any Revolving Credit Lender or Affiliate thereof to whom Product Obligations (as defined in the Loan Agreement) are owed.

                              W I T N E S S E T H:

         WHEREAS, Jacuzzi Brands, Inc., a Delaware corporation ("Parent" or "Borrower Representative"), Bathcraft, Inc., a Georgia corporation ("Bathcraft"), Eljer Plumbingware, Inc., a Delaware corporation ("Eljer"), Gatsby Spas, Inc., a Florida corporation ("Gatsby"), Jacuzzi Inc., a Delaware corporation ("Jacuzzi"), JUSI Holdings, Inc., a Delaware corporation ("JUSI"), Redmont, Inc., a Mississippi corporation ("Redmont"), Rexair, Inc., a Delaware corporation ("Rexair"), Sundance Spas, Inc., a California corporation ("Sundance"), Zurn PEX, Inc. (formerly known as United States Brass Corporation), a Delaware corporation ("USBC"), USI American Holdings, Inc., a Delaware corporation ("USIAH"), USI Global Corp., a Delaware corporation ("USI Global"), and Zurco, Inc., a Delaware corporation ("Zurco"), and Zurn Industries, Inc., a Pennsylvania corporation ("Zurn") (Parent, Bathcraft, Eljer, Gatsby, Jacuzzi, JUSI, Redmont, Rexair, Sundance, USBC, USIAH, USI Global, Zurco and Zurn each, a "Borrower" and collectively, the "Borrowers"), have entered into a Loan and Security Agreement, dated as of July 15, 2003 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement") with Administrative Agent, Term Loan B Agent, Credit Suisse First Boston, acting through its Cayman Islands branch ("CSFB"), as a co-syndication agent, CSFB and Fleet Securities, Inc., collectively, as joint lead arrangers and joint book runners, Bank One, NA, as a co-syndication agent, and the Revolving Credit Lenders and Term Loan B Lenders party thereto from time to time;

         WHEREAS, pursuant to the Loan Agreement, the Lenders have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrowers, pursuant to the Loan Agreement, and the other Pledgors, pursuant to that certain Guarantor Security Agreement, dated as of the date hereof (the "Guarantor Security Agreement"), among the Pledgors and the



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Administrative Agent, have granted a Lien in favor of the Administrative Agent in all of the Collateral, in each case described therein, including, without limitation, Investment Property, Certificated Securities, Uncertificated Securities and Instruments;

         WHEREAS, each Pledgor is the legal and beneficial owner of all of the Pledged Stock (as hereinafter defined) set forth opposite such Pledgor's name in
Schedule I hereto and all of the Pledged Debt (as hereinafter defined) set forth opposite such Pledgor's name in Schedule II hereto;

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Loan Agreement that each Pledgor shall have executed and delivered this Pledge Agreement to Administrative Agent; and

         WHEREAS, each of the Pledgors shall derive substantial benefits from the financial accommodations to be provided under the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the Issuing Bank to issue or the Administrative Agent to cause the issuance of Letters of Credit under the Loan Agreement, each of the Pledgors hereby agrees with the Administrative Agent as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "PLEDGED DEBT" means all indebtedness for borrowed money owed to any Pledgor by any Person, including, without limitation, any Subsidiary of such Pledgor.

         "PLEDGED ENTITY" means (i) the issuer of any Pledged Stock hereunder and (ii) the obligor under any Pledged Debt hereunder.

         "PLEDGED STOCK" means one hundred percent (100%) of the capital stock and other equity interests of each Domestic Subsidiary owned by any Pledgor and sixty five percent (65%) of the voting capital stock and other equity interests of each first-tier Foreign Subsidiary owned by any Pledgor other than, in each case, capital stock and other equity interests of any Immaterial Subsidiary.

         2. PLEDGE; GRANT OF SECURITY INTEREST. In furtherance, and not in limitation, of the provisions of the Loan Agreement and the Guarantor Security Agreement and the Liens granted to Administrative Agent therein, the Pledgors hereby grant to Administrative Agent for the benefit of itself, Term Loan B Agent, Issuing Bank, each Revolving Credit Lender, each Term Loan B Lender and each Revolving Credit Lender or Affiliate thereof to whom Product Obligations are owed, a first priority security interest in and Lien on the following Collateral (collectively, the "PLEDGED COLLATERAL"), as collateral security for the prompt payment and performance of the Obligations:

         (a) the Pledged Stock set forth on Schedule I hereto and the certificates representing the Pledged Stock, and all dividends, cash,



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instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

         (b) the Pledged Debt set forth on Schedule II hereto and the notes and instruments evidencing the Pledged Debt, and all payments of principal or interest, cash, note, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (c) all additional shares of capital stock and other equity interests constituting Pledged Stock from time to time acquired by any Pledgor in any manner and the certificates representing such additional Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Stock; and

         (d) all additional indebtedness constituting Pledged Debt from time to time owed to any Pledgor and the notes and instruments evidencing such additional Pledged Debt, and all payments of principal, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Debt.

         3. STOCK POWERS AND NOTE ENDORSEMENTS. Concurrently with the delivery to Administrative Agent of each certificate representing any of the Pledged Stock, the Pledgor shall deliver an undated stock power or other instrument of transfer satisfactory to Administrative Agent covering such certificate, duly executed in blank. Concurrently with the delivery to Administrative Agent of each note or instrument representing any of the Pledged Debt, the Pledgor shall deliver an undated endorsement of such note or instrument, duly executed in blank.

         4. COVENANTS. Each Pledgor covenants and agrees with Administrative Agent that, from and after the date of this Pledge Agreement for so long as there are any Obligations outstanding other than Obligations (excluding Obligations to Term Loan B Agent and Term Loan B Lenders) that have been cash collateralized or covered by a letter of credit to the satisfaction of Administrative Agent:

         (a) If such Pledgor shall, as a result of its ownership of the Pledged Stock or Pledged Debt, become entitled to receive or shall receive any certificate or other instrument (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital and any certificate issued in connection with any reorganization), option, right, note or instrument, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or any of the Pledged Debt, or otherwise in respect thereof, such Pledgor shall accept the same as Administrative Agent's agent, hold the same in trust for Administrative Agent and deliver the same forthwith to Administrative Agent in the exact form received, duly endorsed by such Pledgor to Administrative Agent, if required, together with, in the case of certificates, an undated stock power or other instrument of transfer satisfactory to Administrative Agent covering such certificate duly executed in blank and, if Administrative Agent so requests, with signature guaranteed, to be



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held by Administrative Agent hereunder as additional collateral security for the
Obligations. Any sums paid upon or in respect of the Pledged Stock or Pledged Debt, whether as a dividend, interest, return of capital, payment of principal or upon the liquidation or dissolution of any Pledged Entity shall be deposited in a Dominion Account, and if any property shall be distributed upon or with respect to the Pledged Stock or Pledged Debt, the property so distributed shall be subject to the security interest granted in such property pursuant to the Loan Agreement or Guarantor Security Agreement, as applicable, as additional collateral security for the Obligations.

         (b) Except to the extent permitted by the Loan Agreement, each Pledgor will not (i) with respect to Pledged Entities whose stock or other equity interests have been pledged hereunder, vote to enable, or take any other action to permit, any such Pledged Entity to issue any additional capital stock or other equity interests of any nature or issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Pledged Collateral, or any interest therein, except for Permitted Liens. Each Pledgor will defend the right, title and interest of Administrative Agent in and to the Pledged Collateral against the claims and demands of all persons whomsoever..

         (c) At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of Pledgors, each Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Administrative Agent, duly endorsed in a manner reasonably satisfactory to Administrative Agent, to be held as Pledged Collateral pursuant to this Pledge Agreement.

         5. VOTING RIGHTS. Except as otherwise set forth herein, unless an Event of Default shall have occurred and be continuing and upon notice to Borrower Representative, each Pledgor shall be permitted to exercise all voting and corporate rights with respect to its respective Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would result in any violation of any provision of the Loan Agreement or any other Loan Document.

         6. RIGHTS OF ADMINISTRATIVE AGENT.

         (a) If an Event of Default shall have occurred and be continuing, Administrative Agent shall have the right to require that all Pledged Stock shall be registered in the name of Administrative Agent or its nominee, and Administrative Agent or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to the Pledged Stock at any meeting of shareholders of the Pledgors or otherwise and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any

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Pledged Entity, or upon the exercise by any Pledgor or Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Administrative Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by Administrative Agent of any right or remedy against any Pledgor or against any other person which may be or become liable in respect of all or any of the Obligations or against any other collateral security therefor, guaranty thereof or right of offset with respect thereto.

         7. REMEDIES. If an Event of Default shall have occurred and shall be continuing, Administrative Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement, the Loan Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Administrative Agent, without demand of performance or other demand, presentment or protest, advertisement or notice of any kind (except any notice required by the Loan Agreement, hereby or by applicable law) to or upon any Pledgor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived, except any notice required by the Loan Agreement, hereby or by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral or any part thereof (or contract to do any of the foregoing), in one or more portions at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in the applicable Pledgor, which right or equity is hereby waived or released. Administrative Agent shall apply any proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided for in the Loan Agreement. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against Administrative Agent arising out of the exercise by Administrative Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In consideration for not being required to cause a registration statement under the Securities Act of 1933, as amended (the "Act"), to be effective with respect to the Pledged Collateral, each Pledgor hereby waives any

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objections to the absence of a public sale or a higher price that might be obtained at a public sale. Any provision hereof to the contrary notwithstanding, however, the Pledged Collateral shall not be sold unless Administrative Agent shall have received an acceptable opinion of counsel from a nationally recognized law firm, experienced in such matters, to the effect that the sale and delivery of the Pledged Collateral is an exempt transaction under the Act, and the registration of the Pledged Collateral under the Act is not required in connection with such transaction or that a registration statement with respect to such Pledged Collateral is effective, and no stop order suspending the effectiveness thereof has been issued and that no proceedings for that purpose have been commenced or are contemplated under the Act and that such sale does not violate any federal or state securities law.

         8. LIMITATION ON DUTIES REGARDING COLLATERAL. Administrative Agent shall not be liable or responsible in any way for the safekeeping of any of the Pledged Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Pledged Collateral is in Administrative Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Pledgors' sole risk.

         9. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT AND PROXY. Each Pledgor hereby appoints Administrative Agent or Administrative Agent's designee as such Pledgor's attorney-in-fact and proxy, with full authority in such Pledgor's place and stead, and in such Pledgor's name, from time to time in Administrative Agent's discretion to take any action and to execute any instrument which Administrative Agent may deem necessary to perfect, protect or enforce any right or security interest hereunder or otherwise accomplish the purposes of this Pledge Agreement, including, without limitation, to execute and file alone any financing statement under the UCC and any document or instrument under any other applicable laws, and subject to Section 6 hereof, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest or other distribution in respect of any of the Pledged Collateral and to give full discharge for the same. Each Pledgor ratifies and approves all such acts of such attorney and proxy. Neither Administrative Agent nor said attorney and proxy will be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law other than Administrative Agent's or said attorney's and proxy's gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction.

         10. POWERS COUPLED WITH AN INTEREST. All powers, proxies, authorizations and agencies herein contained with respect to the Pledged Collateral are powers coupled with an interest and irrevocable.

         11. REINSTATEMENT. If, at any time, all or part of any payment of the Obligations theretofore made by any Pledgor or any other person is rescinded or otherwise required to be returned by Administrative Agent or any Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any person), this Pledge Agreement shall continue to be effective or shall be reinstated, as the case may be, as to the Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made.

         12. SEVERABILITY. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         13. AMENDMENTS. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor and the Administrative Agent and in accordance with Section 11.10 of the Loan Agreement.

         14. REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         15. SECTION HEADINGS. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. SUCCESSORS AND ASSIGNS. This Pledge Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Pledgor, Administrative Agent, Term Loan B Agent and each Lender.

         17. EXECUTION IN COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         18. TIME OF ESSENCE. Time is of the essence of this Pledge Agreement.

         19. INTERPRETATION No provision of this Pledge Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         20. GOVERNING LAW. THIS PLEDGE AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE PLEDGED COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF ADMINISTRATIVE AGENT'S LIEN UPON SUCH PLEDGED COLLATERAL AND THE ENFORCEMENT OF ADMINISTRATIVE AGENT'S REMEDIES IN RESPECT OF SUCH PLEDGED COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF PLEDGORS, ADMINISTRATIVE AGENT OR ANY LENDER, EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK, OR, AT ADMINISTRATIVE AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS, ON THE ONE HAND, AND ADMINISTRATIVE AGENT, ISSUING BANK, TERM LOAN B AGENT OR ANY LENDER, ON THE OTHER HAND,

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PERTAINING TO THIS PLEDGE AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED
TO THIS PLEDGE AGREEMENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH SUCH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS DESIGNATED FOR SUCH PLEDGOR IN THIS PLEDGE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS PLEDGE AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF ADMINISTRATIVE AGENT, TERM LOAN B AGENT, ISSUING BANK OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY ADMINISTRATIVE AGENT, TERM LOAN B AGENT, ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS PLEDGE AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         21. WAIVERS BY PLEDGORS. EACH PLEDGOR WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH ADMINISTRATIVE AGENT, TERM LOAN B AGENT, ISSUING BANK AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE PLEDGED COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ADMINISTRATIVE AGENT, TERM LOAN B AGENT, ISSUING BANK OR ANY LENDER ON WHICH SUCH PLEDGOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER ADMINISTRATIVE AGENT, TERM LOAN B AGENT, ISSUING BANK OR ANY LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO ADMINISTRATIVE AGENT'S TAKING POSSESSION OR CONTROL OF THE PLEDGED COLLATERAL OR ANY BOND OR PLEDGE WHICH

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MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ADMINISTRATIVE AGENT TO
EXERCISE ANY OF ADMINISTRATIVE AGENT'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (v) NOTICE OF ACCEPTANCE HEREOF AND
(vi) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S ENTERING INTO THIS PLEDGE AGREEMENT AND THAT ADMINISTRATIVE AGENT, TERM LOAN B AGENT, ISSUING BANK AND EACH LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH EACH PLEDGOR. EACH PLEDGOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         22. OBLIGATIONS JOINT AND SEVERAL. All obligations and liabilities of the Pledgors hereunder are joint and several.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, this Pledge Agreement has been duly executed as of the date and year first above written.


                    PLEDGORS:

                    Jacuzzi Brands, Inc.
                    Bathcraft, Inc.
                    Eljer Plumbingware, Inc.
                    Gatsby Spas, Inc.
                    Jacuzzi Inc.
                    JUSI Holdings, Inc.
                    Redmont, Inc.
                    Rexair, Inc.
                    Sundance Spas, Inc.
                    USI American Holdings, Inc.
                    USI Global Corp.
                    Zurco, Inc.
                    Zurn Industries, Inc.,
                    Zurn PEX, Inc.
                    Asteria Company (f/k/a Elite Bath Company)
                    Baylis Brothers Inc.
                    Bruckner Manufacturing Corp. (f/k/a Farberware Inc.) Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
                    Compax Corp.
                    Eljer Industries, Inc.
                    Environmental Energy Company
                    Gary Concrete Products, Inc.
                    HL Capital Corp.
                    Jacuzzi Whirlpool Bath, Inc.
                    KLI, Inc. (f/k/a Keller Ladders, Inc.)
                    Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)
                    Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)
                    Krikles, Inc.  (f/k/a Selkirk, Inc.)
                    Lokelani Development Corporation
                    Luxor Industries Inc.
                    Maili Kai Land Development Corporation
                    Mobilite, Inc.
                    Nissen Universal Holdings Inc.
                    Outdoor Products LLC
                    PH Property Development Company
                    PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.) Rexair Holdings, Inc.
                    Sanitary - Dash Manufacturing Co., Inc.

                    SH 1 Inc.
                    Strategic Capital Management, Inc.
                    Strategic Membership Company
                    Streamwood Corporation (f/k/a Quantum Performance Films,
                    Inc.)
                    TA Liquidation Corp. (f/k/a Tommy Armour Golf Company) Trimfoot Co.
                    TT Liquidation Corp.
                    UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
                    USI Atlantic Corp.
                    USI Capital, Inc.
                    USI Funding, Inc.
                    USI Properties, Inc.
                    USI Realty Corp.
                    Zurn (Cayman Islands), Inc.
                    Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.) Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation)
                    Zurnacq of California, Inc.


                    By: /s/ Steven C. Barre
                        -------------------------------------------------
                    Name:  Steven C. Barre
                           ----------------------------------------------
                    Title: Vice President and Assistant Secretary
                           ----------------------------------------------



                    FLEET CAPITAL CORPORATION,
                    as Administrative Agent


                    By: /s/ Patrick Lee
                        -------------------------------------------------
                    Name:  Patrick Lee
                           ----------------------------------------------
                    Title: Vice President
                           ----------------------------------------------

                                   SCHEDULE I
                                  PLEDGED STOCK

                                     PART A.
                              DOMESTIC SUBSIDIARIES

--------------------------------- ------------------------------ ----------------- -------------- ------------------
                                                                                     NUMBER OF       CERTIFICATE
            PLEDGOR                          ISSUER              NATURE OF SHARES     SHARES          NUMBER(S)
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Eljer Industries, Inc.            Eljer Plumbingware, Inc.            Common               1,000                R-2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Eljer Plumbingware, Inc.          Krikles, Inc.                       Common               1,000                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Eljer Plumbingware, Inc.          Zurn PEX, Inc. (f/k/a United        Common                 800                R-1
                                  States Brass Corporation)
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Brands, Inc.              USI Atlantic Corp.                  Common                 100                A-1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Brands, Inc.              USI Global Corp.                    Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Brands, Inc.              Zurn Industries, Inc.               Common                 100                U-1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Inc.                      Asteria Company                     Common                  10                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Inc.                      BathCraft, Inc.                     Common                  10                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Inc.                      Gatsby Spas, Inc.                   Common                  10                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Inc.                      Jacuzzi Whirlpool Bath, Inc.        Common                   1                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Inc.                      Redmont, Inc.                       Common                  10                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Inc.                      Sundance Spas, Inc.                 Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Baylis Brothers Inc.                Common               1,000                C-8
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Bruckner Manufacturing Corp.        Common               1,000                  4
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Jacuzzi Inc.                        Common               1,000                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               KLI, Inc.                           Common                 100                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Luxor Industries Inc.               Common               1,000                  6
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Mobilite, Inc.                      Common              10,000                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Nissen Universal Holdings           Common               1,000                  7
                                  Inc.
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Outdoor Products LLC              Membership               100                  1
                                                                     Interest
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               PH Property Development             Common               1,000                  3
                                  Company
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               PLC Realty Inc.                     Common                 100                  5
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Rexair Holdings, Inc.               Common               1,000                  7
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               SH 1 Inc.                           Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Strategic Membership Company        Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Streamwood Corporation              Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               TA Liquidation Corp.                Common               1,000                  4
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Trimfoot Co.                        Common               1,000                 C5
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Trimfoot Co.                      Preferred              8,655                 P5
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               TT Liquidation Corp.                Common                 518                  9
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               USI Capital, Inc.                   Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------



--------------------------------- ------------------------------ ----------------- -------------- ------------------
                                                                                     NUMBER OF       CERTIFICATE
            PLEDGOR                          ISSUER              NATURE OF SHARES     SHARES          NUMBER(S)
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Krikles, Inc.                     Krikles Canada U.S.A., Inc.         Common               1,000                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Krikles, Inc.                     Krikles Canada U.S.A., Inc.       Preferred              1,000                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Krikles, Inc.                     Krikles Europe U.S.A., Inc.         Common               1,000                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Krikles, Inc.                     Krikles Europe U.S.A., Inc.       Preferred              1,000                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Nissen Universal Holdings Inc.    UGE Liquidation Inc.                Common                 100                  4
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
PH Property Development Company   Lokelani Development                Common                 100                  1
                                  Corporation
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
PH Property Development Company   Maili Kai Land Development          Common                  10                  1
                                  Corporation
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
PH Property Development Company   USI Properties, Inc.                Common                 100                  7
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
PH Property Development Company   USI Realty Corp.                    Common                 100                  4
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Rexair Holdings, Inc.             Rexair, Inc.                        Common                   1                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
TA Liquidation Corp.              Carlsbad Corp.                      Common               1,000                106
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
TT Liquidation Corp.              Compax Corp.                        Common                 200                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI American Holdings, Inc.       USI Global Corp.                  Preferred              1,000                P-1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI Atlantic Corp.                USI American Holdings, Inc.         Common                 200               1, 2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI Global Corp.                  JUSI Holdings, Inc.                 Common                 100                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI Global Corp.                  Strategic Capital                   Common                 100                  1
                                  Management, Inc.
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI Global Corp.                  USI Funding, Inc.                   Common                 100                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Constructors, Inc.           Gary Concrete Products, Inc.        Common                 100                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Constructors, Inc.           Zurn EPC Services, Inc.             Common              49,400                 23
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Eljer Industries, Inc.              Common               1,000              RPZ-1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Eljer Industries, Inc.            Preferred              1,000               RZ-1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Environmental Energy Company        Common               1,000                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             HL Capital Corp.                    Common               1,000                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Sanitary-Dash Manufacturing         Common              315.02                 40
                                  Co., Inc.
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurco, Inc.                         Common               1,000                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurn (Cayman Islands), Inc.         Common               1,000                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurn Constructors, Inc.             Common                 500                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurnacq of California, Inc.         Common               1,000                  1
--------------------------------- ------------------------------ ----------------- -------------- ------------------

                                     PART B.
                         FIRST-TIER FOREIGN SUBSIDIARIES

--------------------------------- ------------------------------ ----------------- -------------- ------------------
            PLEDGOR                          ISSUER              NATURE OF SHARES    NUMBER OF       CERTIFICATE
                                                                                      SHARES          NUMBER(S)
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Jacuzzi Brands, Inc.              PINCO 1805 Limited                 Ordinary                  1                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               Elgin Handles, Limited              Common                  65                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
JUSI Holdings, Inc.               USI Export, Inc.                    Common                  65                  3
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Krikles Canada U.S.A., Inc.       Krikles Canada, Inc.                Common                 252                  2
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Krikles Canada U.S.A., Inc.       Krikles Canada, Inc.               Class A           1,192,427                  2
                                                                    Preferred
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI Global Corp.                  USI Mayfair Limited                 Common                  65                  6
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn (Cayman Islands), Inc.       Zurn Asia Holdings Limited         Ordinary                  1                  2

--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurn Europe Limited                Ordinary                  1              1 (a)
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurn Industries (Thailand)         Ordinary            519,990                (a)
                                  Company Ltd.
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
Zurn Industries, Inc.             Zurn Industries, Limited            Common                  65                  4
--------------------------------- ------------------------------ ----------------- -------------- ------------------


                                     PART C.
                                THIRD-PARTY STOCK

--------------------------------- ------------------------------ ----------------- -------------- ------------------
            PLEDGOR                          ISSUER              NATURE OF SHARES    NUMBER OF       CERTIFICATE
                                                                                      SHARES          NUMBER(S)
--------------------------------- ------------------------------ ----------------- -------------- ------------------
--------------------------------- ------------------------------ ----------------- -------------- ------------------
USI Global Corp.                  Spear & Jackson plc                 Common           3,543,281                354
--------------------------------- ------------------------------ ----------------- -------------- ------------------


NOTE

(a)      Stock certificate to be provided post-closing.

                                   SCHEDULE II
                                  PLEDGED DEBT

                                     PART A.
                      INTERCOMPANY LOANS--DOMESTIC OBLIGOR

---------------------------------------- ----------------------- --------------- ------------------------
                                                                                  OUTSTANDING PRINCIPAL
                PLEDGOR                         OBLIGOR          MATURITY DATE           AMOUNT
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
Jacuzzi Inc.                             Gatsby Spas, Inc.           Demand               $16,014,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
JUSI Holdings, Inc.                      Jacuzzi Inc.                Demand               $14,514,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
JUSI Holdings, Inc.                      PH Property                9/15/05                $2,019,000.00
                                         Development Company
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
JUSI Holdings, Inc.                      Jacuzzi Brands, Inc.        Demand              $315,928,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
JUSI Holdings, Inc.                      USI Realty Corp.           9/15/05                   $14,638.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi Brands, Inc.        Demand                $2,462,092.56
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
Jacuzzi Brands, Inc.                     Zurn Industries, Inc.      9/15/10              $200,000,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Atlantic Corp.                       Jacuzzi Brands, Inc.        Demand          (pound)1,759,642.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi Inc.               9/15/05               $13,965,176.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi Inc.               9/15/05               $93,794,824.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi Inc.                Demand                $5,377,500.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         JUSI Holdings, Inc.        9/15/06               $14,000,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         JUSI Holdings, Inc.         Demand                $2,289,953.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         JUSI Holdings,              Demand               $14,514,000.00
                                         Inc.-Jacuzzi
                                         Inc.-Gatsby Spas, Inc.
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Sundance Spas, Inc.         Demand               $30,322,632.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi Brands, Inc.        Demand              $172,777,238.00
                                                                                                     (a)
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi Brands, Inc.        Demand              $147,641,000.00
---------------------------------------- ----------------------- --------------- ------------------------

NOTE

(a) This note was decreased from $217,811,569 to 210,811,569 to net the old note of $7,000,000 against this note. Then this note was decreased to 172,777,238 by paydowns in FY03.

                                     PART B.
                       INTERCOMPANY LOANS--FOREIGN OBLIGOR


---------------------------------------- ----------------------- --------------- ------------------------
                GRANTOR                                                           OUTSTANDING PRINCIPAL
                                                OBLIGOR          MATURITY DATE           AMOUNT
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         BB Investments              Demand                   $48,784.87
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         BB Investments              Demand                  $287,286.45
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         Jacuzzi (Europe)            Demand               $23,083,371.97
                                         S.p.A.
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         USI Mayfair Limited         Demand            (pound)150,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         USI Mayfair Limited         Demand             (pound)4,910,083
                                                                                                     (b)
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         USI Mayfair Limited         Demand             (pound)37,499.25
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         USI Mayfair Limited         Demand                $7,000,000.00
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
USI Global Corp.                         USI Mayfair Limited         Demand         (pound)41,269,900.00
---------------------------------------- ----------------------- --------------- ------------------------


NOTE

(b) This Note was partially contributed as part of the recapitalization of Mayfair. In addition the following notes were 100% contributed:
       (pound)63,500,000,(pound)12,000,000, and(pound)3,100,000.

                                     PART C.
                                THIRD-PARTY LOANS


---------------------------------------- ----------------------- --------------- ------------------------
                GRANTOR                                                           OUTSTANDING PRINCIPAL
                                                OBLIGOR          MATURITY DATE           AMOUNT
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
PH Property Development Company          Woodlands Ventures LLC   October 2005                $9,256,969
---------------------------------------- ----------------------- --------------- ------------------------
---------------------------------------- ----------------------- --------------- ------------------------
Jacuzzi Inc.                             Polyair Inter Pack,       March 2009                 $5,000,000
                                         Inc.                                         (convertible note)
---------------------------------------- ----------------------- --------------- ------------------------


